COMMON STOCK
            PAR VALUE $.50

NUMBER _____                                                        ____ SHARES

                                  TASTY BAKING COMPANY
            INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA

                                                               CUSIP 876553 30 6

This certifies that


is the owner of

fully paid and non-assessable shares of the Common Stock of Tasty Baking Company transferable by the holder, in person, or by duly authorized attorney upon surrender of this certificate properly endorsed. The description of the respective classes of stock of the Corporation and the rights and voting powers thereof are set forth on the reverse side of this Certificate. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Philip J. Baur, Jr.                                 /s/ Daniel J. Decina
    Chairman of the Board                         Treasurer

COUNTERSIGNED AND REGISTERED:
            AMERICAN STOCK TRANSFER & TRUST COMPANY
                       TRANSFER AGENT AND REGISTRAR


                       /s/ Authorized Officer
                       Authorized Officer

                              TASTY BAKING COMPANY

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -     as tenants in common
TEN ENT -     as tenants by the entireties
JT TEN  -     as joint tenants with right of survivorship and not
             as tenants in common

UNIF TRANSFER MIN ACT - ..........Custodian.......... under
                          (Cust)              (Minor)
Uniform Transfers to Minors Act.......................
                                       (State)

     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, _______________________________ HEREBY
SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
 ________________________________
/_______________________________/

_________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE,
OF ASSIGNEE)
_________________________________________________________________
_________________________________________________________________
__________________________________________________________ Shares
of the capital stock represented by this Certificate, and do hereby irrevocably constitute and appoint ____________________________, Attorney, to transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises.

Dated _______________________


                              ___________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.